ANNUAL
                                     REPORT

                                October 31, 1998

                                 WARBURG PINCUS
                                JAPAN GROWTH FUND
                                        o
                                 WARBURG PINCUS
                            JAPAN SMALL COMPANY FUND


More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                     [LOGO]

From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1998; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Japan Growth Fund (the "Fund") is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of Japanese issuers that present attractive opportunities for growth.

     For the 12 months ended October 31, 1998, the Fund had a loss of 11.81%, vs. losses of 15.51% for the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix").

     The period was obviously a disappointing one for investors in Japanese equities. Stocks were weighed down heavily by concerns over Japan's struggling economy and specific worries over the country's bad-debt-burdened banking sector. The market was further hurt by doubts over the Japanese government's ability and/or willingness to take sufficient remedial action to address these issues. As a result, virtually all broad-market measures posted losses for the 12 months, and individual sectors and companies suffered substantial declines.

     Set against this backdrop, Warburg Pincus Japan Growth Fund fell 11.81% over the 12 months, a disappointing showing in absolute terms though a positive one vs. the Fund's benchmarks. In terms of general investment strategy, the Fund maintained fairly significant exposure to the so-called "Nifties" (large-cap, blue-chip exporters such as Sony, TDK and Canon) throughout the period, reflecting our view that these companies had relatively attractive earnings-growth prospects as well as equity valuations. As a rule, this emphasis served the Fund well, as a fair number of these stocks enjoyed solid performance vs. the broader market. The Fund maintained limited, highly specific exposure to companies reliant on the domestic Japanese economy for their revenues (e.g., retailers), in deference to the weak economic backdrop and the downward trend in consumer spending. This, too, generally worked to the Fund's advantage, as investors took a collectively dim view of these companies and sold shares heavily, translating into sharp losses for many of these stocks.

     One strategy that had a less-positive impact on the Fund's return was our hedging of most of its yen exposure. The hedge, which we kept in place as a defensive measure, served the Fund well through much of the period (i.e., through mid-August), as the yen fell more or less steadily in value against the dollar. (The yen traded at approximately 120 per U.S. dollar at the beginning of November 1997, and fell to a low of 147.25 on August 11, 1998.) From mid-August onward, however, the yen reversed course and strengthened considerably, finishing October at approximately 116 per dollar. This strong move in the currency (which we viewed, and continue to view, as unsustainable) worked decidedly to the Fund's disadvantage, given our hedging, and took a sizable toll on its relative performance. Particularly damaging was the month of October, when the Fund suffered a 5.81% decline, vs. a gain of over 16% for the dollar-denominated (i.e., unhedged) Topix index.

     As we head into 1999, we believe there are grounds for optimism regarding Japanese equities, the country's current economic and financial malaise notwithstanding. Japan's authorities have recently enacted substantive measures

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

to address the banking sector's ailments (including a $500 billion bank-stabilization package) and revitalize the economy (including the creation of a $195 billion stimulus package). Though these measures are admittedly less than perfect and have been subject to criticism, they do at a minimum suggest a fundamental shift in attitude on the part of the Japanese government and a willingness to begin to take the steps necessary to right the situation. Japan, it should be noted, remains the world's second-largest economy and has sufficient resources to solve its economic problems, unlike many of its troubled Asian neighbors. What has long been missing is the political will. Assuming this has changed, or is changing, however, Japan's economy and financial sector should begin to see a gradual return to health in the coming months, which would undoubtedly create a far more favorable climate for equities.

     Concurrently, there are signs of improvement in foreign-investor sentiment toward the Japanese market (local-investor sentiment remains largely cautious), witnessed by the growing number of global analysts and strategists who have increased their recommended allocation to the country. The potential for a large-scale return of overseas buyers to the market -- many global investors have been underweighted in Japan for the past several years -- can only have positive implications for share prices.

     Perhaps the most compelling reason for investing in Japan currently, though, is the sea change occurring in corporate governance. Japanese companies, which historically had been largely unconcerned with their shareholders, have begun to take tangible steps to increase shareholder value -- restructuring, focusing on returns on equity, buying back shares, etc. -- and the trend is accelerating. This is creating, and will no doubt continue to create, very attractive investment opportunities for those who can pick the right companies and are willing to set their sights beyond the immediate term.

     Given this combination of factors, and the considerable amount of value to be found currently in the market, we remain positive in our outlook on Japan, and particularly positive on the Fund's prospects. As the Fund's since-inception performance vs. its benchmarks and its competitive universe suggests, it is possible to generate relatively strong performance in Japan via good security selection, and we are encouraged by the results of our efforts toward that end thus far. We will continue to strive to identify the best opportunities in Japan going forward, in what we believe has promise to be a far more favorable investment environment.

P. Nicholas Edwards
Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Japan, including the risk of investing in a single-country fund.

WARBURG PINCUS JAPAN GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS
            JAPAN GROWTH FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates a hypothetical investment of $10,000 in Common Shares of Warburg Pincus Japan Growth Fund (the "Fund") from December 29, 1995 (inception) to October 31, 1998, compared to the Tokyo Stock Exchange Index ("Topix")* for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                                        Fund                Topix
                                      --------            --------
              Dec-95                  10000.00            10000.00
              Jan-96                   9880.00             9864.70
              Feb-96                   9659.68             9701.14
              Mar-96                  10079.87            10020.89
              Apr-96                  10779.42            10688.38
              May-96                  10648.98            10164.76
              Jun-96                  11079.20            10208.27
              Jul-96                  10468.74             9706.84
              Aug-96                  10189.22             9292.84
              Sep-96                  10369.57             9554.80
              Oct-96                   9850.06             8913.58
              Nov-96                   9859.91             8979.54
              Dec-96                   9450.72             8291.71
              Jan-97                   9204.06             7402.59
              Feb-97                   9337.52             7549.23
              Mar-97                   9286.16             7272.33
              Apr-97                   9676.18             7450.94
              May-97                  10856.67             8377.39
              Jun-97                  11328.94             8920.49
              Jul-97                  11986.02             8572.95
              Aug-97                  10826.97             7809.01
              Sep-97                  10929.82             7569.67
              Oct-97                   9996.42             6995.28
              Nov-97                   9842.47             6468.54
              Dec-97                   9596.41             5962.70
              Jan-98                  10355.49             6600.59
              Feb-98                  10314.06             6655.50
              Mar-98                  10129.44             6207.06
              Apr-98                  10427.25             6125.43
              May-98                  10293.78             5838.15
              Jun-98                  10293.78             5875.92
              Jul-98                  11125.52             5798.24
              Aug-98                  10150.92             5202.18
              Sep-98                   9350.17             5093.46
              Oct-98                   8816.34             5909.94


    Average Annual Total Returns for periods ended 10/31/98 (Common Shares)

                                     1 year
                                    -11.81%

                                Since Inception
                                   (12/29/95)
                                     -4.34%

                                                               FUND
                                                               ----
1 Year to Return (9/30/97 to 9/30/98).......................  -14.37%
Average Annual Total Return Since Inception
  (12/29/95 to 9/30/98).....................................   -2.38%


------------------
* The Topix is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Japan Small Company Fund (the "Fund") is long-term capital appreciation. The Fund pursues its objective by investing in a portfolio of equity securities of small-sized companies located in or conducting a majority of their business in Japan.

     For the 12 months ended October 31, 1998, the Fund had a loss of 10.61%, vs. losses of 27.55% and 25.20% for the yen- and dollar-denominated JASDAQ indexes, respectively, and a loss of 23.54% for the Morgan Stanley Japan Small Company Index.

     The reporting period was a difficult one for Japanese equities, and smaller-company stocks in particular. Sentiment toward the market as a whole was generally poor throughout, reflecting growing investor concerns over the economy and specifically the troubled financial sector. Smaller-company stocks suffered from these and additional worries, as investors fretted over the group's vulnerability to the weakened economy (most of Japan's smaller companies are domestically oriented businesses) and the damaging effects of a growing credit crunch, which continued to weigh disproportionately on smaller firms. The resultant selling pressure left most small-cap benchmarks with losses exceeding 20% for the period, vs. somewhat more modest losses for Japan's larger-cap issues.

     Warburg Pincus Japan Small Company Fund (formerly Warburg Pincus Japan OTC
Fund) was unable to surmount this poor market environment, and finished the period with a 10.61% loss. Nonetheless, the Fund fared considerably better than its benchmarks. In terms of stock selection, the Fund maintained sizable exposure to the technology area (encompassing a range of electronics and computer-related businesses) throughout the 12 months, reflecting our view that there was considerable value to be found there. This exposure served the Fund well, in general, as a good percentage of these issues generated relatively strong performance. The Fund also maintained a fair amount of exposure to the (non-bank) financial-services sector, and our emphasis here also netted relatively favorable results. The one noteworthy underweighting for the Fund through the period was the retail sector, which we largely avoided due to concerns over these companies' earnings prospects. This, too, proved helpful in terms of relative performance, as many of these stocks suffered sharp declines.

     Our currency-hedging activities -- we hedged most of the Fund's yen exposure through the period as a defensive measure -- took a toll on the Fund's results, as the yen ultimately strengthened against the dollar, albeit slightly. (The yen began the period at a level of approximately 120 to the U.S. dollar. It proceeded to weaken to 147.25 per dollar in August, but subsequently rose in value, closing at approximately 116 on October 31, 1998.) October, which saw the yen rally sharply, was a particularly difficult month for the Fund in relative terms, as the Fund suffered a 1.94% decline vs. a gain of over 11% for the dollar-denominated (i.e., unhedged) JASDAQ index.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     Though Japan's smaller-company stocks proved a disappointing investment through the period, and in fact have had poor results for the past several years, we believe there is potential for improved performance going forward. The Japanese government has recently taken significant actions to spur the economy (including the creation of a $195 billion stimulus package) and stabilize the ailing financial sector (including a $500 billion bank-stabilization package). Assuming these measures are even partially effective, Japan's economy should gradually begin to recover from its current doldrums. This would improve the earnings prospects for Japanese businesses broadly but could have a material impact on smaller companies, since domestic demand, the main source of smaller companies' revenues, would likely strengthen and the financing shortage facing these companies would simultaneously ease. Thus, with any luck, the worst of the earnings news on Japan's small companies could soon be behind them.

     There are also nascent signs of an improvement in investor sentiment toward Japan, especially from foreign investors. (Japanese investors are generally still cautious toward equity investments.) Indeed, even prior to the announcement of the government's recent stimulus measures, a number of fairly prominent global investment strategists had raised their target allocations to the country. It seems safe to assume that if evidence of an economic recovery begins to materialize, the trend could continue. Enhanced buying interest would support share prices generally but could help small-cap stocks in particular, given the relatively small size of that market segment. It is also worth noting here that several strategists have begun to recommend the small-cap sector specifically as a potentially attractive long-term investment, citing the extremely depressed level of stock prices and the growth opportunities afforded many of these companies by Japan's ongoing economic-deregulation efforts.

     Given these developments, the foundation for a recovery in these stocks would appear to be in place, hence we remain optimistic, especially over the longer term. In the near term, however, there remains a fair amount of uncertainty, and investors would be well served to bear that in mind before committing new assets. Nonetheless, for those with the appropriate tolerance for risk, and a sufficiently long-term outlook, we believe Japan's smaller companies are an investment class well worth consideration. Within that context, we believe the Fund is well positioned to benefit from a recovery in these securities, and we will continue to strive to identify those companies with the best prospects for appreciation going forward.

P. Nicholas Edwards
Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Japan, including the risk of investing in a single-country fund.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS JAPAN SMALL COMPANY FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates a hypothetical investment of $10,000 in Common Shares of Warburg Pincus Japan Small Company Fund (the "Fund") from September 30, 1994 (inception) to October 31, 1998, compared to the JASDAQ
Over-The-Counter Composite Index ("JASDAQ Index")* and the Morgan Stanley Japan Small Company Index ("MSCI")** for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                 Fund           JASDAQ (Yen)        JASDAQ(US$)          MSCI
               --------         ------------        -----------        --------

Sep-94         10000.00            10000.00          10000.00          10000.00
Oct-94          9850.00             9698.90           9901.00          10163.60
Nov-94          9160.00             9124.92           9126.64           9334.35
Dec-94          9630.00             9548.50           9472.36           9621.94
Jan-95          9010.00             8666.98           8669.48           9275.36
Feb-95          8620.00             7845.09           8030.11           8544.65
Mar-95          7870.00             7349.44           8419.25           8988.46
Apr-95          7850.00             7304.02           8603.88           9217.03
May-95          7320.00             6987.24           8170.25           8270.44
Jun-95          7300.00             6819.48           7949.73           7781.08
Jul-95          8290.00             7440.73           8364.87           8557.40
Aug-95          9010.00             7996.11           8079.96           8590.26
Sep-95          9080.00             8300.44           8327.77           8453.50
Oct-95          9090.00             8192.29           7930.04           8127.03
Nov-95          9190.00             8085.71           7881.82           8603.68
Dec-95          9525.18             8493.63           8149.49           9014.59
Jan-96          9660.81             8706.99           8060.33           9197.59
Feb-96          9201.76             8550.18           8046.79           8995.15
Mar-96          9358.26             9075.76           8411.15           9249.89
Apr-96          9838.17             9615.40           9085.30          10085.16
May-96          9702.54             9593.57           8783.04           9615.19
Jun-96         10224.18             9836.77           8875.96           9556.15
Jul-96          9744.27             9270.47           8597.17           8799.30
Aug-96          9441.72             8846.99           8063.11           8479.54
Sep-96          9326.96             8746.67           7773.16           8485.56
Oct-96          8836.61             8211.72           7146.10           7884.87
Nov-96          8440.17             7737.91           6729.48           7676.39
Dec-96          8278.12             7386.60           6298.12           6703.71
Jan-97          7571.58             6930.11           5650.05           6019.94
Feb-97          7318.49             6768.57           5549.70           5974.36
Mar-97          7181.40             6454.85           5159.39           5444.08
Apr-97          7445.03             6602.34           5148.30           5330.79
May-97          8193.75             6872.18           5836.16           6351.74
Jun-97          8330.84             7032.23           6081.57           6499.86
Jul-97          8499.57             6484.70           5421.05           5804.05
Aug-97          7571.42             5766.13           4744.40           5111.57
Sep-97          7244.33             5270.36           4320.58           4264.23
Oct-97          6716.94             5146.45           4235.12           4392.28
Nov-97          6315.94             4487.71           3480.42           3601.89
Dec-97          6165.62             4343.20           3305.70           2979.77
Jan-98          6758.76             5002.20           3904.37           3834.49
Feb-98          6608.04             4920.66           3854.82           4124.07
Mar-98          6284.90             4639.84           3443.36           3718.51
Apr-98          6651.31             4600.68           3445.84           3571.03
May-98          6661.96             4606.94           3290.95           3429.58
Jun-98          6801.86             4457.86           3179.38           3476.50
Jul-98          7351.45             4686.95           3212.86           3488.56
Aug-98          6672.17             4183.10           2932.38           3128.58
Sep-98          6122.39             3919.48           2849.33           2924.78
Oct-98          6003.61             3729.62           3167.86           3358.50

    Average Annual Total Returns for periods ended 10/31/98 (Common Shares)

                                     1 year
                                    -10.61%

                                Since Inception
                                   (9/30/94)
                                    -11.72%

                                                                FUND
                                                                ----
1 Year Total Return (9/30/97 to 9/30/98)....................  -15.48%
Average Annual Total Return Since Inception
  (9/30/94 to 9/30/98)......................................  -11.53%

------------------
 * The JASDAQ Over-The-Counter Composite Index is an unmanaged index (with no defined investment objective) comprised of stocks traded over-the-counter in Japan.
** Morgan Stanley Japan Small Company Index is composed of small-cap Japanese stocks.

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES      VALUE
                                                          -------   -----------
COMMON STOCKS (97.5%)
Computers (13.0%)
   Argotechnos 21 Corp.                                    12,000   $   148,292
   Fujitsu Support & Service, Inc.                         35,000     1,757,111
   Nidec Corp.                                             23,900     2,176,148
   TDK Corp.                                               18,000     1,186,339
                                                                    -----------
                                                                      5,267,890
                                                                    -----------
Consumer Durables (5.0%)
   Naigai Co., Ltd.                                       165,000       152,927
   Sony Corp.                                              14,800       939,872
   Tenma Corp.                                             47,000       435,609
   Wacoal Corp.                                            44,000       501,448
                                                                    -----------
                                                                      2,029,856
                                                                    -----------
Electric Components (15.2%)
   Copal Co., Ltd.                                         30,000       123,062
   Copal Electronics Co., Ltd.                             20,000       113,279
   Fujitsu, Ltd.                                          100,000     1,064,135
   Kyushu Matsushita Electric Co., Ltd.                    50,000       459,123
   Minebea Co., Ltd.                                        3,000        28,191
   Nemic-Lambda K.K.                                       50,900     1,013,400
   Nichicon Corp.                                          46,000       499,371
   Rohm Co., Ltd.                                          13,000     1,149,095
   Tokyo Seimitsu Co., Ltd.                                54,000     1,691,460
                                                                    -----------
                                                                      6,141,116
                                                                    -----------
Electronics (15.5%)
   Advantest Corp.                                         19,400     1,223,670
   Aiwa Co., Ltd.                                          35,000       865,039
   Digital Electronics Corp.                               36,000       639,511
   Mabuchi Motor Co., Ltd.                                 20,000     1,304,424
   Megachips Corp.                                         40,000     1,132,789
   Tokyo Electron, Ltd.                                    35,000     1,138,367
                                                                    -----------
                                                                      6,303,800
                                                                    -----------
Energy (0.6%)
   Shinmei Electric Co.#                                   18,000       237,886
                                                                    -----------
Engineering & Construction (2.1%)
   Mitsui Engineering & Shipbuilding Co., Ltd.          1,000,000       866,755
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES        VALUE
                                                        ---------   -----------
COMMON STOCKS (CONT'D)

Financial Services (12.1%)
   Credit Saison Co., Ltd.                                 44,000   $ 1,036,502
   Kokusai Securities Co., Ltd.                            70,000       600,722
   Nomura Securities Co., Ltd.                            110,000       830,712
   Orix Corp.                                              17,000     1,218,177
   Shohkoh Fund & Co., Ltd.                                 4,000     1,216,890
                                                                    -----------
                                                                      4,903,003
                                                                    -----------
Food, Beverages & Tobacco (1.6%)
   Pokka Corp.                                            100,000       648,779
                                                                    -----------
Manufacturing (1.9%)
   Riso Kagaju Corp.                                       14,000       786,945
                                                                    -----------
Medical Equipment (8.0%)
   Hoya Corp.                                              52,000     2,226,789
   Kawasumi Laboratories                                   60,000     1,004,063
                                                                    -----------
                                                                      3,230,852
                                                                    -----------
Pharmaceuticals (2.9%)
   Takeda Chemical Industries                              36,000     1,170,892
                                                                    -----------
Real Estate (0.6%)
   Hankyu Realty Co., Ltd.                                 62,000       255,393
                                                                    -----------
Retail (3.1%)
   Don Quijote Co., Ltd.                                    6,400       466,846
   Shimamura Co., Ltd.                                     20,000       792,952
                                                                    -----------
                                                                      1,259,798
                                                                    -----------
Telecommunications & Equipment (10.1%)
   Matsushita Electric Industrial Group                    25,000     1,156,389
   Moshi Moshi Hotline, Inc.                               15,000       553,522
   Nippon Television Network Corp.                          3,600     1,123,006
   NTT Mobile Communications Network, Inc.                     35     1,264,519
                                                                    -----------
                                                                      4,097,436
                                                                    -----------
Transportation (5.8%)
   Fuji Heavy Industries, Ltd.                            140,000       696,837
   Honda Motor Co., Ltd.                                   40,000     1,201,443
   Nifco, Inc.                                             60,000       440,243
                                                                    -----------
                                                                      2,338,523
                                                                    -----------
TOTAL COMMON STOCKS
 (Cost $37,075,504)                                                  39,538,924
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                    PAR
                                                                   (000)       VALUE
                                                                   ------   -----------
SHORT-TERM INVESTMENT (5.1%)
 Repurchase agreement with State Street Bank & Trust Co.
 dated 10/30/98 at 5.400% to be repurchased at $2,046,921 on
 11/02/98. (Collaterlized by a pro rata amount of U.S.
 Treasury Notes ranging in par values from $21,390,000 to
 $50,000,000, 3.375%-5.500%, 02/28/03-04/15/28. Pro rata
 market value of collateral is $2,086,931) (Cost $2,046,000)       $2,046   $ 2,046,000
                                                                            -----------
TOTAL INVESTMENTS AT VALUE (102.6%)
 (Cost $39,121,504*)                                                         41,584,924
                                                                            -----------
LIABILITIES IN EXCESS OF OTHER ASSETS (2.6%)                                 (1,044,731)
                                                                            -----------
NET ASSETS (100.0%) (applicable to 4,715,148 Common Shares
 and 2,471 Advisor Shares)                                                  $40,540,193
                                                                            ===========
NET ASSET VALUE, offering and redemption price per Common
 Share ($40,518,670 divided by 4,715,148)                                   $      8.59
                                                                            ===========
NET ASSET VALUE, offering and redemption price per Advisor
 Share ($21,523 divided by 2,471)                                           $      8.71
                                                                            ===========

--------------------------------------------------------------------------------

 # Illiquid security.
 * Cost for federal income tax purposes is $39,424,095.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                           NUMBER
                                                             OF
                                                           SHARES      VALUE
                                                          -------   -----------
COMMON STOCKS (113.2%)
Chemicals (3.6%)
   N.E. Chemcat#                                           28,000   $   178,294
   Takeda Chemical Industries                              36,000     1,170,892
                                                                    -----------
                                                                      1,349,186
                                                                    -----------
Communications & Media (3.7%)
   Hikari Tsushin, Inc.                                    36,850     1,391,443
                                                                    -----------
Computers (10.0%)
   Argotechnos 21Corp.                                     12,000       148,292
   Fujitsu Support & Service, Inc.                         35,000     1,757,110
   Nidec Corp.                                             20,000     1,821,044
                                                                    -----------
                                                                      3,726,446
                                                                    -----------
Consumer Non-Durables (1.7%)
   Naigai Co., Ltd.                                       200,000       185,366
   Tenma Corp.                                             48,000       444,877
                                                                    -----------
                                                                        630,243
                                                                    -----------
Electric Components (8.4%)
   Copal Co., Ltd.                                         30,000       123,062
   Copal Electronics Co., Ltd.                             20,000       113,279
   Nemic-Lambda K.K.                                       50,900     1,013,400
   Tokyo Seimitsu Co., Ltd.                                60,000     1,879,400
                                                                    -----------
                                                                      3,129,141
                                                                    -----------
Electronics (14.8%)
   Daitec Co., Ltd.                                        30,000       532,926
   Digital Electronics Corp.                               34,000       603,983
   I.O. Data Device, Inc.                                 112,900     1,307,985
   Mabuchi Motor Co., Ltd.                                 20,000     1,304,424
   Megachips Corp.                                         40,000     1,132,789
   Shinkawa, Ltd.                                          63,700       623,189
                                                                    -----------
                                                                      5,505,296
                                                                    -----------
Financial Services (6.5%)
   Shohkoh Fund & Co., Ltd.                                 8,000     2,433,780
                                                                    -----------
Food, Beverages & Tobacco (1.7%)
   Pokka Corp.                                            100,000       648,779
                                                                    -----------
Leisure & Entertainment (3.9%)
   People Co., Ltd.                                        50,000     1,458,895
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------
                                                         NUMBER
                                                           OF
                                                         SHARES       VALUE
                                                        --------   -----------

COMMON STOCKS (CONT'D)

Manufacturing (18.0%)
   Arrk Corp.                                            35,000     $   165,198
   Disco Corp.                                           60,000       1,699,184
   Fujimi, Inc.                                          31,000       1,037,532
   NBC Industries Co., Ltd.                              50,000         291,779
   Nissei ASB Machine Co.                               135,000         833,566
   Nitto Kohki Co., Ltd.                                 73,300         539,717
   Riso Kaguku Corp.                                     16,000         899,366
   Shinwa Co., Ltd.                                      26,900         415,528
   Tamron                                               100,000         489,159
   UHT Corp.                                             50,000         356,142
                                                                    -----------
                                                                      6,727,171
                                                                    -----------
Medical Equipment (7.2%)
   Hoya Corp.                                            33,000       1,413,154
   Kawasumi Laboratories                                 76,000       1,271,813
                                                                    -----------
                                                                      2,684,967
                                                                    -----------
Restaurants/Food Service (2.8%)
   Watami Food Service Co., Ltd.                         40,000       1,033,241
                                                                    -----------
Retail (12.1%)
   Don Quijote Co., Ltd.                                 15,700       1,145,233
   Naigai Clothes                                        42,000         277,533
   Ryohin Keikaku Co., Ltd.                              14,000       1,513,818
   Shimamura Co., Ltd.                                   40,000       1,585,905
                                                                    -----------
                                                                      4,522,489
                                                                    -----------
Retail Merchandising (1.0%)
   Blue Grass Co., Ltd.                                 100,000         377,596
                                                                    -----------
Scientific Instruments (4.4%)
   GL Sciences, Inc.#                                   100,000       1,621,948
                                                                    -----------
Telecommunications & Equipment (13.4%)
   Bellsystem 24, Inc.                                   11,000       2,114,540
   Matsushita Communication Industrial Co., Ltd.         35,000       1,618,945
   NTT Mobile Communications Network, Inc.                   35       1,264,519
                                                                    -----------
                                                                      4,998,004
                                                                    -----------
TOTAL COMMON STOCKS
   (Cost $42,700,813)                                                42,238,625
                                                                    -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                PAR
                                                               (000)         VALUE
                                                               -----      -----------
SHORT-TERM INVESTMENT (1.8%)
 Repurchase agreement with State Street Bank & Trust Co.
 dated 10/30/98 at 5.400% to be repurchased at $658,296 on
 11/02/98. (Collateralized by pro rata amount of U.S.
 Treasury Notes ranging in par values from $21,390,000 to
 $50,000,000, 3.375%-5.500%, 02/28/03-04/15/28. Pro rata
 market value of collateral is $671,164.) (Cost $658,000)       $658      $   658,000
                                                                          -----------
TOTAL INVESTMENTS AT VALUE (115.0%)
 (Cost $43,358,813*)                                                       42,896,625
LIABILITIES IN EXCESS OF OTHER ASSETS (15.0%)                              (5,596,936)
                                                                          -----------
NET ASSETS (100.0%) (applicable to 6,701,523 Common Shares
 and 121 Advisor Shares)                                                  $37,299,689
                                                                          ===========
NET ASSET VALUE, offering and redemption price per Common
 Share ($37,299,015 divided by 6,701,523)                                 $      5.57
                                                                          ===========
NET ASSET VALUE, offering and redemption price per Advisor
 Share ($674 divided by 121)                                              $      5.57
                                                                          ===========

--------------------------------------------------------------------------------

 # Illiquid security.
 * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

                                                             JAPAN GROWTH    JAPAN SMALL
                                                                 FUND        COMPANY FUND
                                                             ------------    ------------
INVESTMENT INCOME:
   Dividends                                                  $   212,551    $    282,124
   Interest                                                       167,852         144,189
   Foreign taxes withheld                                         (31,883)        (42,319)
                                                              -----------    ------------
     Total investment income                                      348,520         383,994
                                                              -----------    ------------
EXPENSES:
   Investment advisory                                            438,025         526,522
   Administrative services                                         84,976         100,155
   Audit                                                           12,543          15,175
   Custodian/Sub-custodian                                         16,226          19,723
   Directors                                                       10,773          11,781
   Interest                                                         6,391           9,188
   Legal                                                           20,558          63,336
   Offering/Organizational costs                                    4,331          42,450
   Registration                                                    54,033          60,350
   Shareholder servicing/distribution                              87,669         105,308
   Transfer agent                                                  50,490         114,548
   Miscellaneous                                                   12,689           9,780
                                                              -----------    ------------
                                                                  798,704       1,078,316
   Less: fees waived, expenses reimbursed and
     transfer agent offsets                                      (185,405)       (341,181)
                                                              -----------    ------------
     Total expenses                                               613,299         737,135
                                                              -----------    ------------
       Net investment loss                                       (264,779)       (353,141)
                                                              -----------    ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND
 FOREIGN CURRENCY RELATED ITEMS:
   Net realized loss from security and other related
     transactions                                              (7,102,916)    (12,646,910)
   Net realized gain from foreign currency related items        5,755,149       6,159,309
   Net change in unrealized appreciation (depreciation)
     from investments and foreign currency related items       (1,826,387)      3,170,952
                                                              -----------    ------------
   Net realized and unrealized loss from investments and
     foreign currency related items                            (3,174,154)     (3,316,649)
                                                              -----------    ------------
   Net decrease in net assets resulting from operations       $(3,438,933)   $ (3,669,790)
                                                              ===========    ============

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     JAPAN GROWTH FUND         JAPAN SMALL COMPANY FUND
                                                ---------------------------   ---------------------------
                                                          FOR THE                       FOR THE
                                                        YEAR ENDED                    YEAR ENDED
                                                        OCTOBER 31,                   OCTOBER 31,
                                                ---------------------------   ---------------------------
                                                    1998           1997           1998           1997
                                                ------------   ------------   ------------   ------------
FROM OPERATIONS:
 Net investment loss                            $   (264,779)  $   (214,098)  $   (353,141)  $   (816,043)
 Net realized loss from security and other
   related transactions                           (7,102,916)    (3,584,648)   (12,646,910)   (29,824,743)
 Net realized gain from foreign currency
   related items                                   5,755,149      2,225,388      6,159,309      6,929,625
 Net change in unrealized appreciation
   (depreciation) from investments and foreign
   currency related items                         (1,826,387)       643,764      3,170,952      4,776,152
                                                ------------   ------------   ------------   ------------
   Net decrease in net assets resulting from
     operations                                   (3,438,933)      (929,594)    (3,669,790)   (18,935,009)
                                                ------------   ------------   ------------   ------------
FROM DISTRIBUTIONS:
 Distributions in excess of net investment
   income
   Common Shares                                           0       (394,010)             0              0
 Distributions from realized gains
   Common Shares                                           0              0       (510,478)    (1,134,461)
   Advisor Shares                                          0              0            (38)             0
 Distributions in excess of realized gains
   Common Shares                                           0        (91,320)             0              0
 Return of Capital
   Common Shares                                           0              0       (316,158)             0
   Advisor Shares                                          0              0            (23)             0
                                                ------------   ------------   ------------   ------------
 Net decrease in net assets from distributions             0       (485,330)      (826,697)    (1,134,461)
                                                ------------   ------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                    112,575,483     43,567,995    104,180,700     83,695,394
 Reinvested dividends                                      0        436,422        764,550      1,057,739
 Net asset value of shares redeemed              (93,568,000)   (37,776,299)  (104,779,714)  (177,514,277)
                                                ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets from
     capital share transactions                   19,007,483      6,228,118        165,536    (92,761,144)
                                                ------------   ------------   ------------   ------------
   Net increase (decrease) in net assets          15,568,550      4,813,194     (4,330,951)  (112,830,614)
NET ASSETS:
 Beginning of period                              24,971,643     20,158,449     41,630,640    154,461,254
                                                ------------   ------------   ------------   ------------
 End of period                                  $ 40,540,193   $ 24,971,643   $ 37,299,689   $ 41,630,640
                                                ============   ============   ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME:            $          0   $          0   $          0   $    510,516
                                                ============   ============   ============   ============

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                              1998          1997         1996**
PERIOD ENDED:                                                -------       -------       -------
PER-SHARE DATA
   Net asset value, beginning of period                      $  9.74       $  9.85       $ 10.00
                                                             -------       -------       -------
INVESTMENT ACTIVITIES:
   Net investment loss                                         (0.07)(a)     (0.07)        (0.06)
   Net gains or losses on investments and
     foreign currency related items
     (both realized and unrealized)                            (1.08)         0.21         (0.09)
                                                             -------       -------       -------
     Total from investment activities                          (1.15)         0.14         (0.15)
                                                             -------       -------       -------
DISTRIBUTIONS:
   From net investment income                                   0.00         (0.20)         0.00
   In excess of realized capital gains                          0.00         (0.05)         0.00
                                                             -------       -------       -------
     Total distributions                                        0.00         (0.25)         0.00
                                                             -------       -------       -------
NET ASSET VALUE, END OF PERIOD                               $  8.59       $  9.74       $  9.85
                                                             =======       =======       =======
     Total return                                             (11.81)%        1.47%        (1.50)%+
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                     $40,519       $24,954       $20,157
   Ratio of expenses to average net assets                      1.75%@        1.75%@        1.76%*@
   Ratio of net loss to average net assets                      (.76)%       (1.03)%       (1.03)%*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                               .53%          .81%         1.79%*
Portfolio turnover rate                                        75.82%        93.84%        51.72%+

--------------------------------------------------------------------------------
** For the period December 29, 1995 (commencement of operations) through October 31, 1996.
(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .00% and .01%, for the years ending October 31, 1998, 1997 and for the period ending 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.75%, 1.75% and 1.75% for the years ended October 31, 1998, 1997 and for the period ending 1996, respectively.
+    Non annualized.
*    Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                            1998         1997          1996          1995        1994**
PERIOD ENDED:                              -------      -------      --------      --------      -------
PER-SHARE DATA
   Net asset value, beginning of period    $  6.37      $  8.47      $   9.09      $   9.85      $ 10.00
                                           -------      -------      --------      --------      -------
INVESTMENT ACTIVITIES:
   Net investment loss                       (0.01)       (1.22)        (0.23)         0.00         0.00
   Net losses from on investments and
     foreign currency related items (both
     realized and unrealized)                (0.67)       (0.79)        (0.01)        (0.76)       (0.15)
                                           -------      -------      --------      --------      -------
     Total from investment activities        (0.68)       (2.01)        (0.24)        (0.76)       (0.15)
                                           -------      -------      --------      --------      -------
DISTRIBUTIONS:
   From net investment income                 0.00         0.00         (0.38)         0.00         0.00
   From realized capital gains               (0.07)       (0.09)         0.00          0.00         0.00
   Return of capital                         (0.05)        0.00          0.00          0.00         0.00
                                           -------      -------      --------      --------      -------
     Total distributions                     (0.12)       (0.09)        (0.38)         0.00         0.00
                                           -------      -------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD             $  5.57      $  6.37      $   8.47      $   9.09      $  9.85
                                           =======      =======      ========      ========      =======
Total return                                (10.61)%     (23.98)%       (2.79)%       (7.72)%      (1.50)%+
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)   $37,299      $41,627      $154,460      $178,568      $19,878
   Ratio of expenses to average
     net assets                               1.75%@       1.76%@        1.76%@        1.41%        1.00%*
   Ratio of net gain or loss to average
     net assets                               (.84)%      (1.10)%       (1.22)%        (.15)%        .49%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                    .81%         .51%          .29%         1.35%        4.96%*
Portfolio turnover rate                     112.68%      100.60%        95.23%        82.98%         .00%

--------------------------------------------------------------------------------
** For the period September 30, 1994 (commencement of operations) through October 31, 1994.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .01% and .01%, for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.75%, 1.75% and 1.75% for the years ended October 31, 1998, 1997 and 1996, respectively.

+    Non annualized.

*    Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Japan Funds (the "Funds") are comprised of the Warburg Pincus Japan Growth Fund (the "Japan Growth Fund") and Warburg Pincus Japan Small Company Fund (the "Japan Small Company Fund") which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Japan Growth Fund seeks long-term growth of capital and the Japan Small Company Fund seeks long-term capital appreciation.

     Both Funds offer two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for both Funds bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of
 .50% of average daily net assets. Effective October 30, 1998, the Japan Small Company Fund ceased offering its Advisor shares.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of other laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the year ended October 31, 1998, the Funds received credits or reimbursements under this arrangement as follows:

FUND                                                          AMOUNT
----                                                          ------
Japan Growth                                                  $1,248
Japan Small Company                                            1,548

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

FUND                                                     ANNUAL RATE
----                                                     -----------
Japan Growth                                  1.25% of average daily net assets
Japan Small Company                           1.25% of average daily net assets

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

     For the year ended October 31, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                    GROSS                        NET           EXPENSE
FUND                             ADVISORY FEE     WAIVER     ADVISORY FEE   REIMBURSEMENTS
----                             ------------   ----------   ------------   --------------
Japan Growth                       $ 438,025    $ (73,158)    $ 364,867      $ (68,959)
Japan Small Company                  526,522     (288,783)      237,739           (304)

  Counsellors Funds Service, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp. ("PNC"), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year ended October 31, 1998, administrative services fees earned by CFSI were as follows:

FUND                                                      CO-ADMINISTRATION FEE
----                                                      ---------------------
Japan Growth                                                     $35,042
Japan Small Company                                               42,122

     For administrative services, PFPC receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million. For the year ended October 31, 1998, administrative service fees earned and voluntarily waived by PFPC (including out of pocket) were as follows:

                                                                                 NET
FUND                                 CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
----                                 ---------------------   --------   ---------------------
Japan Growth                               $ 49,934          $(42,040)         $7,894
Japan Small Company                          58,033           (50,546)          7,487

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

     Counsellors Securities Inc. ("CSI"), also a wholly-owned subsidiary of Warburg, serves as each Fund's distributor. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .25% of the average daily net assets of each Fund's Common Shares pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .50%, respectively, of the average daily net assets of the Advisor Shares of the Japan Growth Fund and the Japan Small Company Fund pursuant to distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For the year ended October 31, 1998, shareholder servicing and distribution fees earned by CSI were as follows:

                                                         SHAREHOLDER SERVICING/
FUND                                                        DISTRIBUTION FEE
----                                                     ----------------------
Japan Growth
 Common shares                                                  $ 87,542
 Advisor shares                                                      127
                                                                --------
                                                                $ 87,669
                                                                ========
Japan Small Company
 Common shares                                                  $105,301
 Advisor shares                                                        7
                                                                --------
                                                                $105,308
                                                                ========

3. LINE OF CREDIT

     The Funds, together with other funds advised by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg") (collectively the "Warburg Funds"), have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutsche Bank, AG ("Deutsche Bank") for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a comittment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of
(a) thirty-

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an "International Fund") and twenty-five percent (25%) of the assets of any fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third (33 1/3%) of the net assets of such fund. At October 31, 1998 and during the year ended October 31, 1998, the following funds had borrowings under the lines of credit agreement:

                                                            AVERAGE      MAXIMUM        LOAN
                                           AVERAGE DAILY    INTEREST   DAILY LOAN    OUTSTANDING
FUND                                        LOAN BALANCE     RATE %    OUTSTANDING   AT 10/31/98
----                                       --------------   --------   -----------   -----------
Japan Growth                                  $ 85,241      6.520%     $2,244,000        $0
Japan Small Company                            166,997      6.190%      4,260,000         0

4. INVESTMENTS IN SECURITIES

  For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                                                   PURCHASES       SALES
----                                                  -----------   -----------
Japan Growth                                          $47,073,347   $24,065,306
Japan Small Company                                    51,639,940    43,454,278

  At October 31, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                             NET UNREALIZED
                                                UNREALIZED     UNREALIZED     APPRECIATION
FUND                                           APPRECIATION   DEPRECIATION   (DEPRECIATION)
----                                           ------------   ------------   --------------
Japan Growth                                    5,695,143      (3,534,314)     2,160,829
Japan Small Company                             6,110,594      (6,572,782)      (462,188)

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

5. FOWARD FOREIGN CURRENCY CONTRACTS

     Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into.

     At October 31, 1998, the Japan Growth Fund and the Japan Small Company Fund had the following open forward foreign currency contracts:

                                              JAPAN GROWTH FUND
-------------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
                                                                                                    FOREIGN
                                   EXPIRATION   FOREIGN CURRENCY    CONTRACT                       EXCHANGE
    FORWARD CURRENCY CONTRACT         DATE         TO BE SOLD        AMOUNT      CONTRACT VALUE   GAIN/(LOSS)
    -------------------------      ----------   ----------------   -----------   --------------   -----------
          Japanese Yen              02/26/99      3,831,600,000    $28,686,082    $33,453,500     $(4,767,418)
          Japanese Yen              02/26/99        185,000,000      1,583,497      1,615,225         (31,728)
          Japanese Yen              02/26/99         55,000,000        489,432        480,202           9,230
          Japanese Yen              02/26/99        166,000,000      1,444,735      1,449,337          (4,602)
          Japanese Yen              02/26/99         98,000,000        841,274        855,633         (14,359)
          Japanese Yen              02/26/99         74,500,000        643,962        650,456          (6,494)
          Japanese Yen              02/26/99         71,000,000        619,330        619,897            (567)
                                                                   -----------    -----------     -----------
                                                                   $34,308,312    $39,124,250     $(4,815,938)
                                                                   ===========    ===========     ===========



                                          JAPAN SMALL COMPANY FUND
-------------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
                                                                                                    FOREIGN
                                   EXPIRATION   FOREIGN CURRENCY    CONTRACT                       EXCHANGE
    FORWARD CURRENCY CONTRACT         DATE         TO BE SOLD        AMOUNT      CONTRACT VALUE   GAIN/(LOSS)
---------------------------------  ----------   ----------------   -----------   --------------   -----------
          Japanese Yen              02/26/99      2,545,500,000    $19,057,423    $22,224,628     $(3,167,205)
          Japanese Yen              02/26/99        558,500,000      4,180,389      4,876,234        (695,845)
          Japanese Yen              02/26/99        296,400,000      2,219,892      2,587,853        (367,961)
          Japanese Yen              02/26/99        538,500,000      4,030,689      4,701,615        (670,926)
          Japanese Yen              02/26/99        143,000,000      1,071,161      1,248,526        (177,365)
          Japanese Yen              02/26/99        200,000,000      1,711,889      1,746,190         (34,301)
          Japanese Yen              02/26/99         80,000,000        711,902        698,476          13,426
          Japanese Yen              02/26/99         46,000,000        400,592        401,624          (1,032)
          Japanese Yen              02/26/99         65,000,000        557,988        567,512          (9,524)
          Japanese Yen              02/26/99        164,000,000      1,417,582      1,431,875         (14,293)
          Japanese Yen              02/26/99        129,500,000      1,129,623      1,130,658          (1,035)
                                                                   -----------    -----------     -----------
                                                                   $36,489,130    $41,615,191     $(5,126,061)
                                                                   ===========    ===========     ===========

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

     Both Funds are authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are designated as Advisor Shares.

     Transactions in shares of each Fund were as follows:

                                                                    JAPAN GROWTH FUND
                                                            COMMON SHARES           ADVISOR SHARES
                                                      --------------------------   -----------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------
                                                          1998          1997        1998      1997
                                                      ------------   -----------   -------   -------
Shares sold                                             11,622,806     4,196,591     2,099     3,036
Shares issued to shareholders on reinvestment of
 dividends                                                       0        46,477         0         0
Shares redeemed                                         (9,470,866)   (3,725,607)   (1,363)   (1,421)
                                                      ------------   -----------   -------   -------
Net increase in shares outstanding                       2,151,940       517,461       736     1,615
                                                      ============   ===========   =======   =======
Proceeds from sale of shares                          $112,554,751   $43,536,325   $20,732   $31,670
Reinvested dividends                                             0       436,422         0         0
Net asset value of shares redeemed                     (93,554,214)  (37,761,784)  (13,786)  (14,515)
                                                      ------------   -----------   -------   -------
Net increase from capital share transactions          $ 19,000,537   $ 6,210,963   $ 6,946   $17,155
                                                      ============   ===========   =======   =======

                                                                JAPAN SMALL COMPANY FUND
                                                            COMMON SHARES            ADVISOR SHARES
                                                    -----------------------------   -----------------
                                                             FOR THE YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------
                                                        1998            1997         1998      1997
                                                    -------------   -------------   -------   -------
Shares sold                                            17,082,160      11,479,393         8     7,459
Shares issued to shareholders on reinvestment of
 dividends                                                136,273         132,383        11         0
Shares redeemed                                       (17,056,009)    (23,316,894)     (395)   (7,086)
                                                    -------------   -------------   -------   -------
Net increase (decrease) in shares outstanding             162,424     (11,705,118)     (376)      373
                                                    =============   =============   =======   =======
Proceeds from sale of shares                        $ 104,180,652   $  83,642,891   $    48   $52,503
Reinvested dividends                                      764,489       1,057,739        61         0
Net asset value of shares redeemed                   (104,777,285)   (177,463,703)   (2,429)  (50,574)
                                                    -------------   -------------   -------   -------
Net increase (decrease) from capital share
 transactions                                       $     167,856   $ (92,763,073)  $(2,320)  $ 1,929
                                                    =============   =============   =======   =======

7. LIABILITIES

     At October 31, 1998, each Fund had the following affiliated and investment related liabilities:

                                                                    JAPAN SMALL
                                                     JAPAN GROWTH     COMPANY
                                                         FUND          FUND
                                                     ------------   -----------
Payable for securities purchased (at value)            $387,858      $634,707
Administration services fee payable                       2,893         2,953
Investment advisory fee payable                          21,402         5,575
Payable for fund shares redeemed                         37,784        15,429
Forward contract payable                                266,417       379,325

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

8. NET ASSETS

     At October 31, 1998, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period distribution have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency. The Japan Growth Fund and the Japan Small Company Fund reclassified $85,041 and $48,311, respectively, from accumulated net realized gain (loss) on foreign currency related items to undistributed net investment income. The Japan Growth Fund and the Japan Small Company Fund reclassified $179,738 and $304,830, respectively, from accumulated net investment loss to capital contributions. The Japan Small Company Fund reclassified $510,516 of book distributions from realized gains (losses) to distributions of net investment income. In addition, the Japan Small Company Fund had a return of capital of $316,181. Net investment income, net realized gain (loss) on investments and net assets were not affected by this reclassification.

     Net Assets at October 31, 1998, consisted of the following:

                                                                             JAPAN SMALL
                                                              JAPAN GROWTH     COMPANY
                                                                  FUND           FUND
                                                              ------------   ------------
Capital contributed, net                                      $ 45,796,413   $73,755,119
Accumulated net realized gain (loss) from security
 transactions                                                   (2,910,870)  (30,880,621)
Net unrealized appreciation (depreciation) from investments
 and foreign currency related items                             (2,345,350)   (5,574,809)
                                                              ------------   -----------
Net assets                                                      40,540,193    37,299,689
                                                              ============   ===========

9. CAPITAL LOSS CARRYOVER

     At October 31, 1998, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                              CAPITAL LOSS CARRYOVER   CAPITAL LOSS CARRYOVER   TOTAL CAPITAL LOSS
FUND                             EXPIRING IN 2005         EXPIRING IN 2006          CARRYOVER
----                          ----------------------   ----------------------   ------------------
Japan Growth                       $   623,934              $ 6,800,283            $ 7,424,217
Japan Small Company                 24,405,400               11,601,282             36,006,682

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

10. OTHER FINANCIAL HIGHLIGHTS

     Each Fund currently offers one other class of shares, Advisor Shares, representing equal pro rata interests in each of the respective Warburg Pincus Japan Funds. The financial highlights for an Advisor Share of each Fund are as follows:

                                                                  JAPAN GROWTH FUND
                                                              -------------------------
                                                                   ADVISOR SHARES
                                                              -------------------------
PERIOD ENDED:                                                  1998     1997     1996**
                                                              ------   -------   ------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 9.89   $  9.83   $10.00
                                                              ------   -------   ------
INVESTMENT ACTIVITIES:
   Net Investment income or loss                               (0.11)(a)    0.05  (0.09)
   Net gains or losses on investments and foreign currency
     related items (both realized and unrealized)              (1.07)     0.01    (0.08)
                                                              ------   -------   ------
       Total from Investment activities                        (1.18)     0.06    (0.17)
                                                              ------   -------   ------
NET ASSET VALUE, END OF PERIOD:                               $ 8.71   $  9.89   $ 9.83
                                                              ======   =======   ======
Total return                                                  (11.93)%    0.61%   (1.70)%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $   22   $    17   $    1
   Ratio of expenses to average net assets                      2.00%@    2.00%@   2.00%*@
   Ratio of net loss to average net assets                     (1.11)%   (1.42)%  (1.08)%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                   .58%     7.25%    3.43%*
Portfolio turnover rate                                        75.82%    93.84%   51.72%+

--------------------------------------------------------------------------------

** For the period December 29, 1995 (commencement of operations) through October 31, 1996.
(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' expense ratio.
+    Non annualized.
*    Annualized.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

10. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                JAPAN SMALL COMPANY FUND
                                                      ---------------------------------------------
                                                                     ADVISOR SHARES
                                                      ---------------------------------------------
                                                       1998      1997      1996      1995    1994**
PERIOD ENDED:                                         -------   -------   -------   ------   ------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                  $  6.37   $  8.45   $  9.08   $ 9.85   $10.00
                                                      -------   -------   -------   ------   ------
INVESTMENT ACTIVITIES:
   Net investment income or (loss)                      (0.62)     0.35     (0.13)   (0.02)    0.00
   Net losses on investments and foreign currency
     related items (both realized and unrealized)       (0.06)    (2.43)    (0.14)   (0.75)   (0.15)
                                                      -------   -------   -------   ------   ------
       Total from investment activities                 (0.68)    (2.08)    (0.27)   (0.77)   (0.15)
                                                      -------   -------   -------   ------   ------

DISTRIBUTIONS:
   From net investment income                            0.00      0.00     (0.36)    0.00     0.00
   From realized capital gains                          (0.07)     0.00      0.00     0.00     0.00
   Return of capital                                    (0.05)     0.00      0.00     0.00     0.00
                                                      -------   -------   -------   ------   ------
                                                        (0.12)     0.00      0.00     0.00     0.00
                                                      -------   -------   -------   ------   ------
NET ASSET VALUE, END OF PERIOD                        $  5.57   $  6.37   $  8.45   $ 9.08   $ 9.85
                                                      =======   =======   =======   ======   ======
Total return                                           (10.63)%  (24.62)%   (3.17)%  (7.82)%  (1.50)%+

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)              $     1   $     3   $     1   $    1   $    1
   Ratio of expenses to average net assets               2.01%@    2.00%@    2.01%@   1.31%    1.18%*
   Net investment income or (loss)                      (1.18)%   (1.10)%   (1.57)%   (.19)%    .12%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements               22.81%     6.69%      .28%    1.83%    4.74%*
Portfolio turnover rate                                112.68%   100.60%    95.23%   82.98%     .00%

--------------------------------------------------------------------------------
** For the period September 30, 1994 (commencement of operations) through October 31, 1994.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' expenses by .01%, .00% and .01%, for the years ended October 31, 1998, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 2.00%, 2.00% and 2.00% for the years ended October 31, 1998, 1997 and 1996, respectively.
+    Non annualized.
*    Annualized.

WARBURG PINCUS JAPAN FUNDS
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

  Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1998, the following dividends and distributions per share were paid by each of the Funds:

                              ORDINARY                                      FOREIGN
                               INCOME      MID-TERM        LONG-TERM         SOURCE        FOREIGN TAXES
                                PER      CAPITAL GAINS   CAPITAL GAINS       INCOME       PAID OR WITHHELD
FUND                           SHARE       PER SHARE       PER SHARE       PER SHARE         PER SHARE
----                          --------   -------------   -------------   --------------   ----------------
        PAYMENT DATE          12/19/97     12/19/97        12/19/97
                              --------     --------         -------

Japan Small Company
 Common Shares                $ 0.1249     $ 0.0000         $0.0000         $0.0173           $0.0082
 Advisor Shares                 0.1240       0.0000          0.0000          0.0191            0.0082

     The Japan Growth Fund did not pay any ordinary income dividends or capital gain distributions during the current fiscal year. Further, the above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 1998.

     Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

WARBURG PINCUS JAPAN GROWTH FUND AND JAPAN SMALL COMPANY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of WARBURG, PINCUS JAPAN GROWTH FUND, INC. AND
WARBURG, PINCUS JAPAN SMALL COMPANY FUND, INC.:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg, Pincus Japan Growth Fund, Inc. and Warburg, Pincus Japan Small Company Fund, Inc. (all funds collectively referred to as the "Funds") at October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the two years presented and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 11, 1998

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